Exhibit 10.2 FORM OF PROMISSORY NOTE CURALEAF, INC. $10,000,000.00 [_________], 202_ FOR VALUE RECEIVED, Curaleaf, Inc., a Delaware corporation (“Buyer”), promises to pay to [Cannabist Company Holdings Inc., a British Columbia corporation] (“Cannabist”), in lawful money of the United States of America, the aggregate principal sum of $10,000,000.00 (which amount shall be adjusted in accordance with Sections 2.4 and 6.2 of the Purchase Agreement (as defined below)), together with all accrued and unpaid interest thereon, as provided herein. All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the one-year anniversary of the date hereof (the “Maturity Date”). This Promissory Note (this “Promissory Note”) is issued pursuant to that certain Equity Purchase Agreement (the “Purchase Agreement”), dated as of December 1, 2025 by and among Buyer, Green Leaf Medical of Virginia, LLC, a Virginia limited liability company, Green Leaf Medical, LLC, a Delaware limited liability company, and Cannabist. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement. The following is a statement of the rights of Cannabist and Buyer and the conditions to which this Promissory Note is subject, and to which Cannabist and Buyer agree: 1. Interest. Interest shall accrue with respect to the principal amount loaned hereunder, subject to the reduction of principal pursuant to Section 2 below, from the date hereof until such principal is fully paid, at 6.0% per annum (computed on the basis of the actual number of days elapsed in a 365- day year) (the “Interest”). Interest shall be simple interest, payable in kind on the Maturity Date. 2. Reduction of Principal. (a) If Cannabist or the Member is obligated to make any payment to Buyer or any Buyer Indemnified Party under the Purchase Agreement, whether a Shortfall Amount or a payment of a Loss as a result of Cannabist’s or the Member’s indemnification obligations or otherwise, the total amount of such payment (the “Set-Off Amount”) shall, upon written notice to Cannabist, be subtracted from the principal amount under this Note and any Interest which may have accrued with respect to the Set-Off Amount shall be deducted from the amount of Interest owed hereunder. (b) In addition to the above, in consideration for setting off any Shortfall Amount against the principal under this Note instead of payment of such Shortfall Amount in cash, the amount due at the Maturity Date shall be decreased by the Interest attributable to the Shortfall Amount. By way of example, if the Shortfall Amount is $1,000,000, the principal amount of this Note shall be reduced to $9,000,000 and the Interest payable on Maturity shall be the Interest that accrues on the $9,000,000 principle less the Interest that would accrue on $1,000,000. 3. Payment.

2 (a) All unpaid principal, together with any then unpaid and accrued Interest, shall be due and payable in a single payment on the Maturity Date. (b) Buyer may voluntarily prepay in cash the principal in whole or in part without penalty, premium or additional Interest; provided, that Interest shall accrue on any prepaid principal through the date of such prepayment, and thereafter Interest shall accrue on the reduced outstanding principal balance. Any such prepayment will be applied first to Interest accrued and unpaid on this Promissory Note and second, if the amount of prepayment exceeds the amount of all such accrued and unpaid Interest, to the payment of the principal of this Promissory Note. 4. Representations and Warranties. (a) No contravention. The execution, delivery and performance by Buyer of this Promissory Note, have been duly authorized by all necessary corporate organizational action, and do not and will not: (i) contravene the terms of Buyer’s Certificate of Incorporation or Bylaws; (ii) conflict with or result in the creation of any lien under any document evidencing any contractual obligation to which Buyer is a party or any order, injunction, writ or decree of any governmental authority to which Buyer or its property is subject; (iii) (A) conflict with or result in any breach or contravention of any document evidencing any contract or agreement of Buyer that the breach of which by Buyer would reasonably be expected to have a material adverse effect; or (B) any other contractual obligation to which Buyer is a party or any order, injunction, writ or decree of governmental authority to which Buyer or its property is subject; or (iv) violate any applicable laws, rules, regulations and orders. (b) Governmental and Third-Party Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental authority or any person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, Buyer or this Promissory Note. (c) Binding Effect. This Promissory Note constitutes the legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, regardless of whether considered in a proceedings in equity or at law. 5. Events of Default. The occurrence of any of the following shall constitute an “Event of Default” under this Promissory Note: (a) Failure to Pay. Buyer shall fail to pay when due any amount payable under this Promissory Note, and such failure continues for three (3) Business Days. (b) Voluntary Bankruptcy or Insolvency Proceedings. Buyer shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial

3 part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing. (c) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Buyer or of all or substantially all of the assets of Buyer, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Buyer or the debts of Buyer under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 60 Business Days of commencement. 6. Remedies. Upon the occurrence or existence of any Event of Default described in Section 4(a) and at any time thereafter during the continuance of such Event of Default, Cannabist may, by written notice to Buyer declare all outstanding amounts payable by Buyer hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. Upon the occurrence or existence of any Event of Default described in Sections 4(b) and 4(c), immediately and without notice, all outstanding amounts payable by Buyer hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Cannabist may exercise any other right, power or remedy permitted to it by law, either by suit in equity or by action at law, or both. No failure or delay on the part of Cannabist in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other rights, powers or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available. 7. Successors and Assigns. Subject to the restrictions on transfer described in Section 8, the rights and obligations of Buyer and Cannabist shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties hereto. 8. Waiver and Amendment. Any provision of this Promissory Note may be amended, waived or modified only upon the written consent of Buyer and Cannabist; provided, that the amount of principal due hereunder shall be adjusted in accordance with Sections 2.4 and 6.2 of the Purchase Agreement. 9. Assignment. This Promissory Note may not be transferred or assigned (including by operation of law), in whole or in part, by any of the parties hereto without the prior written consent of the other party unless an Event of Default has occurred and is continuing; provided, that Cannabist may, without the consent of any Person, assign in whole or in part its rights and obligations pursuant to this

4 Promissory Note to (a) one or more of its Affiliates, (b) any third-party lender of Cannabist, or (c) any purchaser of all or substantially all of Cannabist, whether by merger, asset purchase, equity purchase or otherwise. 10. Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be provided according to the terms of the Purchase Agreement. 11. Governing Law. This Promissory Note and all actions arising out of or in connection with this Promissory Note shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware, or of any other state. (Remainder of Page Intentionally Left Blank)

FH12240082.5 Buyer has caused this Promissory Note to be issued as of the date first written above. BUYER: CURALEAF, INC. By: Name: Title: Accepted and agreed to by Cannabist: CANNABIST: CANNABIST COMPANY HOLDINGS INC. By:____________________ Name: _________________ Title: __________________